Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS
 DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH
 THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH "[***]".

CHANGE MANAGEMENT FORM 15
TO STATEMENT OF WORK #3

Program: Support.com, XH Remote Support Program SOW #3 ("SOW #3) dated March 21, 2014		PCR No.:
Originator: Joy Park		Date: May 8, 2017
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home Locations
Requested Implementation Date: May 24, 2017
Estimated Hours: (LOE)	☒ Billable ☐ Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) N/A
Type of Change: Incentive Program
Scope of Change:	☒ Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner

Reason for Change: Comcast and Vendor agree to extend the XH Mobile Chat App Term as set forth in more detail below.  Unless specifically provided in this CMF, all other terms of SOW 3 remain unchanged.

Area(s) of Change
☐ Accounting/Payroll		☐ Network
☐ Data Processing		☒ Resource Planning
☐ General Facilities		☐ Quality Assurance
☐ Human Resources		☐ Telecom
☐ IT/BI		☐ Training
☐ Operations		☐ Recruiting
☒ Other: XH Mobile Chat App Support

The parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to the following:

1.	The XH Mobile Chat App Term, as outlined in CMF 12 of SOW 3 dated February 3, 2017, shall be extended from [***] to [***].

Comcast Authorization
Comcast Representative's Signature	/s/ Joy Park

Print Name	Joy Park	Date	05/12/2017

Support.com Authorization
Support.com Representative's Signature	/s/ Rick Bloom

Print Name	Rick Bloom	Date	05/12/2017

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE
COMMISSION ***